UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE BOSTON TRUST & WALDEN FUNDS
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The Boston Trust & Walden Funds

3435 Stelzer Road

Columbus, Ohio 43219

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 24, 2013

The Board of Trustees of The Boston Trust & Walden Funds, an open-end investment management company organized as an Massachusetts business trust (the “Trust”), has called a special meeting of the shareholders of the Trust (the “Meeting”), to be held at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on May 24, 2013 at 10:00 a.m., Eastern Time, for the following purposes:

Proposals		Funds Voting	Recommendation of the Board of Trustees

1.	To elect Lucia B. Santini and Heidi Soumerai to the Board of Trustees of the Trust.	All Funds	FOR

2.	To approve an amendment to each Fund’s fundamental policy regarding loans.	Each Fund	FOR

3.	To approve an amendment to each Fund’s fundamental policy regarding borrowing.	Each Fund	FOR

4.	To approve an amendment to each Fund’s fundamental policy regarding underwriting.	Each Fund	FOR

5.	To approve an amendment to each Fund’s fundamental policy regarding purchases of real estate.	Each Fund	FOR

6.	To approve an amendment to the Fund’s fundamental policy regarding commodities.	Each Fund	FOR

7.	To approve an amendment to each Fund’s fundamental policy regarding concentration.	Each Fund	FOR

8.	To approve an amendment to each Fund’s fundamental policy regarding the issuance of senior securities.	Each Fund	FOR

Proposals		Funds Voting	Recommendation of the Board of Trustees

9.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	Each Fund	FOR

Only shareholders of record at the close of business on March 25, 2013 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about April 1, 2013.

By Order of the Board of Trustees

Lucia B. Santini, President

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope.  You also may vote by telephone by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.  For more information or assistance with voting, please call [                                                          ].

The Boston Trust & Walden Funds

3435 Stelzer Road

Columbus, Ohio 43219

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 24, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of The Boston Trust & Walden Funds (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on May 24, 2013 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Trust is soliciting proxies on behalf of the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund and Boston Trust Small Cap Fund (the “Boston Trust Funds”) and the Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund and Walden Small Cap Innovations Fund (the “Walden Funds” and collectively with the Boston Trust Funds, the “Funds”), each a series of the Trust.

The Board called the Meeting for the following purposes:

Proposals		Funds Voting

1.	To elect two Trustees to the Board of Trustees of The Boston Trust & Walden Funds	All Funds

2.	To approve an amendment to each Fund’s fundamental policy regarding loans.	Each Fund

3.	To approve an amendment to each Fund’s fundamental policy regarding borrowing.	Each Fund

4.	To approve an amendment to each Fund’s fundamental policy regarding underwriting.	Each Fund

5.	To approve an amendment to each Fund’s fundamental policy regarding purchases of real estate.	Each Fund

Proposals		Funds Voting

6.	To approve an amendment to each Fund’s fundamental policy regarding commodities.	Each Fund

7.	To approve an amendment to each Fund’s fundamental policy regarding concentration.	Each Fund

8.	To approve an amendment to each Fund’s fundamental policy regarding the issuance of senior securities.	Each Fund

9.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	Each Fund

The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about April 1, 2013.

The Meeting has been called by the Board of Trustees of the Trust for the election of two Trustees to the Board of Trustees and approval of amendments to certain fundamental investment policies.  The Meeting also has been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof.  Only shareholders of record at the close of business on March 25, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.  The Funds are managed by. Boston Trust Investment Management, Inc. (the “Adviser”), One Beacon Street, 33rd Floor Boston, MA 02108.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at www.btim.com.  The Trust’s Proxy Statement and annual and semi-annual reports are available by calling 1-800-282-8782 x7050.

PROPOSAL 1

ELECTION OF TRUSTEES

In this proposal, shareholders of the Fund are being asked to elect Lucia B. Santini and Heidi Soumerai (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust.  Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Ms. Santini is an incumbent Trustee, having been appointed to that position by the Board on May 19, 2011.  The Investment Company Act of 1940, as amended, (the “1940 Act”) requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees.  Each incumbent Trustee other than Ms. Santini has been elected by shareholders.  To facilitate future compliance with this requirement, the Board of Trustees now proposes to have shareholders elect Ms. Santini to her current position.

Ms. Soumerai was nominated for election to the Board by the Nominating Committee (the “Committee”) of the Board of Trustees.  The Committee consists of the three incumbent Trustees, each of whom is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Trustees”).  An officer of the Trust recommended Ms. Soumerai’s nomination to the Board of Trustees.

At a meeting held on March 1, 2013, the Committee recommended to the Board that Ms. Soumerai and Ms. Santini be nominated for election to the Board of Trustees.  The Board approved the nominations.  If elected, Ms. Santini and Ms. Soumerai will be considered “interested trustees,” as that term is defined in Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser, as discussed below.  Even if shareholders do not elect Ms. Santini, she will continue to serve in her current capacity pursuant to her appointment to the Board.  If elected, Ms. Soumerai will assume office on or about May 24, 2013.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee.  The information provided below is not all-inclusive.  Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experiences of the Nominees makes each highly qualified.

The Board believes each Nominee possesses experiences, qualifications, and skills valuable to the Funds.  Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

New Trustee Nominee

The Board believes that Ms. Soumerai is qualified to serve as a Trustee of the Trust because of her more than 28 years of experience in the investment management industry, including her extensive senior-level business, financial and management experience.  Ms. Soumerai is a Senior Vice President and Director of ESG Research for Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, and a member of the Board of Directors of Boston Trust.  As the firm’s director of ESG research, she oversees the evaluation of existing and potential securities relative to environmental, social and governance (ESG) factors. Ms. Soumerai coordinates and leads a variety of shareholder engagement initiatives to promote greater corporate accountability, including company dialogues, shareholder proposals, and proxy voting. She is a member of Boston Trust’s ESG Research & Engagement Committee and is chair of the firm’s Corporate Governance Committee, which establishes proxy voting guidelines for Boston Trust and Walden Asset Management, an affiliated investment adviser.  Ms. Soumerai holds the Chartered Financial Analyst® designation and is a member of the Boston Security Analysts Society and the CFA Institute.

The Board also noted Ms. Soumerai’s extensive social investing knowledge, as well as her ability to think and act independently, her capacity to work in a collegial manner with other Board members and her character and integrity.  Finally, the Board considered whether Ms. Soumerai would bring a diversity of gender, viewpoints, background and experiences to the Board.  Ms. Soumerai would be considered an “interested” trustee, as that term is defined in Section 2(a)(19) of the 1940 Act.

Incumbent Interested Trustee Nominee

Ms. Santini was appointed to the Board of Trustees in 2011 and serves as President of the Trust. Ms. Santini has been a Managing Director of the Adviser since 2001 and Senior Vice President and Senior Portfolio Manager of Boston Trust since 1993. Ms. Santini also is a director of Boston Trust.  She brings extensive operational, investment management, regulatory and marketing knowledge to the Board of Trustees, having occupied a variety of senior management roles at the firm, including chief operating officer, in which capacity she oversaw administration, operations, finance, and compliance. Ms. Santini is a member of the Boston Trust’s Investment Committee and has been responsible for research and analysis in the financial sector. She is also a member of the ESG Research & Engagement Committee and is chair of the Audit & Risk Management Committee.  Prior to joining Boston Trust in 1982, Ms. Santini worked for the A.C.H. New England at the Federal Reserve Bank of Boston. She holds the Chartered Financial Analyst® designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Additional information about Ms. Soumerai and Ms. Santini, as well as the officers of the Trust, is set forth in the following table:

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Nominee	Other Trusteeships Held by the Nominee for Trustee During the Past 5 Years
Heidi Soumerai Date of Birth: 9/14/57	Trustee	NA	Senior Vice President and Director of ESG Research, Boston Trust & Investment Management Company, August 2004 - present; Research Analyst, Boston Trust & Investment Management, January 1985 to present	10	0

Lucia B. Santini Date of Birth: 10/2/1958	Trustee	Indefinite/ 05/2011 to present	Managing Director, Boston Trust Investment Management, Inc., February, 2001 to present; Senior Vice President and Senior Portfolio Manager, Boston Trust & Investment Management Company (bank trust company), November 1993 to	10	0

(1) The mailing address of Trustee and Nominee is c/o Boston Trust & Walden Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Nominee	Other Trusteeships Held by the Nominee for Trustee During the Past 5 Years
present.

Jennifer Ellis One Beacon Street, 33rd Floor Boston, MA 02108 Date of Birth: 7/29/1972	Treasurer	Indefinite; Since 5/2011

Chief Financial Officer/Treasurer, Boston Trust & Investment Management Company, May 2011 to present; Finance Director, Bain Capital, June 2008 to May 2010; Vice-President of Finance, Vesbridge Partners, June 2004 to June 2008

				NA	NA

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Indefinite; Since 5/2007	Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), August, 2007 to present; Vice President, BISYS Fund Services Ohio, Inc., July, 2004 to July, 2007.	NA	NA

Eric B. Phipps 3435 Stelzer Road Columbus, Ohio 43219 Date of Birth: 6/20/1971	Chief Compliance Officer	Indefinite; Since 2/2006

Vice President, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) June, 2006 to present. Staff Accountant, United States Securities and Exchange Commission October, 2004 to May, 2006. Director of Compliance, BISYS Fund Services Ohio, Inc., December, 1995 to October, 2004.

				NA	NA

Incumbent Independent Trustees

The following tables provide information regarding the incumbent Trustees who are not Nominees.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
Diane E. Armstrong	Trustee	Indefinite;	President, Armstrong	10	0

(1) The mailing address of each Trustee and Nominee is c/o Boston Trust & Walden Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
Date of Birth: 7/2/1964		Since November 2004

Financial Services (financial planning firm), November, 2012 to present; Managing Director of Financial Planning Services, WealthStone (financial planning firm), July, 2008 to November, 2012; Principal of King, Dodson Armstrong Financial Advisors, Inc. August, 2003 to July, 2008.

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee and Chairman of the Board	Indefinite; Trustee since January, 1992. Chairman since January, 2006	President and Chief Executive Officer, Ohio Bankers League. May, 1991 to present.	10	Advisers Investment Trust

James H. Woodward Date of Birth: 11/24/1939	Trustee	Indefinite; Since February, 2006	Chancellor Emeritus, University of North Carolina at Charlotte, August, 2005 to present. Chancellor, North Carolina State University, June, 2009 to April, 2010. Chancellor, University of North Carolina at Charlotte. July, 1989 to July, 2005.	10	0

Some of the Nominees own shares of the Trust.  The following table shows the dollar range of the shares beneficially owned by each Nominee and each incumbent Trustee as of December 31, 2013.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust.(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies
Lucia B. Santini	Over $100,000	Over $100,000
Heidi Soumerai	Over $100,000	Over $100,000
Diane E. Armstrong	None	None
Michael M. Van Buskirk	Over $100,000	Over $100,000
James H. Woodward	$0-$10,000	$0-$10,000

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

Trustee Compensation

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended March 31, 2013.

Name and Position	Aggregate Compensation from the Funds for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees by the Funds for Service to Trust and Trust Complex

Leadership Structure and Board of Trustees

The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged service providers to manage and/or administer the day-to-day operations of the Funds and is responsible for overseeing such service providers.  The Trustees also have engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust.  In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board is currently composed of four Trustees, three of whom are not an “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). The Chairman of the Board is an Independent Trustee. The Chairman’s responsibilities include, among other things, scheduling Board meetings, setting and prioritizing Board meeting agendas, serving as a point person for the exchange of information between management and the Board of Trustees, coordinating communications among the Trustees, and ensuring that the Board receives reports from management on essential matters.  The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Funds’ Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure.

Board Oversight of Risk

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its committees. While day-to-day risk management responsibilities rest with the Trust’s Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by:

1.              Receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds;

2.              Reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures;

3.              Periodically meeting with portfolio management to review investment strategies, techniques and the processes used to manage related risks;

4.              Meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, transfer agent and independent registered public accounting firm to discuss the activities of the Funds;

5.              Engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers;

6.              Receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls;

7.              Receiving reports from the investment adviser’s Chief Compliance Officer and the Trust’s Anti-Money Laundering Compliance Officer; and

8.              Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation.

The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Board Committees

The Board has established an Audit Committee, Nominating Committee and Valuation Committee to assist it in performing its oversight function. The Audit Committee, composed entirely of Independent Trustees, oversees the Trust’s accounting and financial reporting policies and practices and the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The Audit Committee generally is responsible for (i) overseeing and monitoring the Trust’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including the performance of permissible non-audit services; (iv) reviewing the qualifications of the auditor’s key personnel involved in the foregoing activities and (v) monitoring the auditor’s independence. The Audit Committee met two times during the last fiscal year.

The Nominating Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for independent trustee membership on the Board. The Nominating Committee does not consider nominees recommended by shareholders. During the last fiscal year, the Nominating Committee held one meeting.  The Nominating Committee last met on March 1, 2013, at which time it nominated Ms. Soumerai for election to the Board.

The purpose of the Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, is to oversee the implementation of the Trust’s valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Valuation Committee meets as necessary.

The Board has determined that leadership by an Independent Trustee and a committee structure that is led by Independent Trustees is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole, as well as issues that are unique to each Fund.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the election of the Nominees to the Board of Trustees.

PROPOSALS 2 – 8

APPROVE AMENDMENTS TO

CERTAIN FUNDAMENTAL POLICIES OF EACH FUND

The Funds are subject to a number of “fundamental” investment restrictions.  Many of these fundamental investment restrictions were adopted to comply with federal or state laws, interpretations of the staff of the Securities and Exchange Commission (“SEC”), or in response to regulatory, business or industry conditions that existed at the time the Funds were created.  Since adoption of the policies, certain legal and regulatory requirements applicable to investment companies have changed.  As a result, the Funds are now subject to a number of fundamental investment restrictions that: (i) are more restrictive than those required under present federal law or (ii) are no longer reflect SEC staff interpretations.

Under the 1940 Act, a fundamental investment restriction may be changed or eliminated only with shareholder approval.  Therefore, the Board of Trustees is recommending that shareholders approve the amendment of certain investment restrictions that are more restrictive than is currently required or do not reflect current industry practice.  The Board and the Adviser believe that that removing outdated restrictions will give the Adviser the flexibility to respond to market, industry, regulatory or technical changes and to better manage Fund assets in a changing investment environment.

The proposed fundamental investment policies cover only those areas for which the 1940 Act requires the Funds to have fundamental investment restrictions.  The proposed standardized investment restrictions will not affect any Fund’s investment goal or its current principal investment strategies.  The Board and the Adviser anticipate that the proposed changes in the investment restrictions will not materially change the manner in which the Funds are currently managed and operated.  Although the proposed amendments may give some Funds greater flexibility to respond to possible future investment opportunities, the Board and the Adviser at this time do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in a Fund.

Shareholders in each Fund will vote separately on Proposals 2 through 8.  If Proposals 2 through 8 are approved by the shareholders of a Fund, the changes will be effective for that Fund as of the date that shareholders are notified that the changes will be made through either (i) a supplement to the prospectus and/or SAI or (ii) revisions to such documents at the time of the annual update to the Fund’s registration statement.  If shareholders of a Fund fail to approve any of Proposals 2 through 8, none of the changes contemplated by the Proposals will be effective for that Fund.  The Board of Trustees unanimously recommends a vote “FOR” Proposals 2 through 8 for each Fund.

PROPOSAL 2

Approval of an Amendment to Each Fund’s

Fundamental Policy Regarding Loans

Under the 1940 Act, an investment company must describe, and designate as fundamental, its policy with respect to making loans.  In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices.  Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the entering into of repurchase agreements.

Each Fund’s current fundament policy regarding loans is as follows:

The Funds may not:

Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, or (b) through the entry into repurchase agreements.

The proposed amended fundamental investment restriction regarding loans is as follows:

The Funds may not:

Make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning portfolio securities.

The proposed investment restriction is substantially the same as the Funds’ current restriction, except that it permits securities lending transactions.  Investment companies lend their portfolio securities to generate additional income.  Cash received as collateral is generally invested in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.  The Funds currently do not lend portfolio securities, but would like the flexibility to do so in the future if it is in the Funds’ best interest to do so.  Any loans would be fully collateralized.  In addition, the SEC staff has interpreted lending by an investment company, under certain circumstances, to also give rise to issues relating to the issuance of senior securities.  To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities, which are discussed below in Proposal 8.  Therefore, adoption of the proposed investment restriction is not anticipated to introduce additional material risk to the Fund or to affect the ways the Funds are managed.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the Proposal 2.

PROPOSAL 3

Approval of an Amendment to Each Fund’s

Fundamental Policy Regarding Borrowing

The 1940 Act imposes certain limitations on the borrowing activities of investment companies and those limitations must be fundamental.  Borrowing limitations are generally designed to protect shareholders and their investments by restricting an investment company’s ability to subject its assets to the claims of creditors that, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

Under the 1940 Act, an open-end investment company may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to an additional 5% of its total assets for temporary purposes from any other person.  Generally, a loan is considered temporary if it is repaid within 60 days.  Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities.  This technique affords a fund greater flexibility by allowing its investment manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

Each Fund’s current fundament policy regarding borrowing is as follows:

The Funds may not:

a.              Borrow money, except from banks for temporary or emergency purposes.  Any borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowing.

b.              Mortgage, pledge or hypothecate any of its assets except in connection with such borrowings

The proposed amended fundamental investment restriction regarding borrowing is as follows:

The Funds may not:

Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase agreements.

The current investment restrictions relating to borrowing generally (i) are substantially the same as the proposed investment restriction on borrowing set forth above, (ii) limit the purposes for which a Fund may borrow money and (iii) limit the a Fund’s ability to engage in other transactions for which it may be required to post collateral or obtain short-term credit.  Because the proposed borrowing restriction would provide the Funds with additional borrowing flexibility, to the extent that a Fund uses such flexibility in the future to borrow, the Fund may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility.  Borrowing for investment purposes will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.  The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.  In addition, no Fund currently anticipates changing its current borrowing activities.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the Proposal 3.

PROPOSAL 4

Approval of an Amendment to Each Fund’s

Fundamental Policy Regarding Underwriting

Under the 1940 Act, an investment company’s policy concerning underwriting is required to be fundamental.  Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from the issuer with the intention of re-selling the securities to the public.  From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors.  Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws.  Interpretations by the SEC staff have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Funds, do not necessarily make the institutional investor an underwriter in these circumstances.  In addition, under certain circumstances, a Fund may be deemed to be an underwriter of its own securities.

Each Fund’s current fundament policy regarding underwriting is as follows:

The Funds may not:

Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (The Funds are not precluded from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

The proposed amended fundamental investment restriction regarding underwritign is as follows:

The Funds may not:

Underwrite securities of other issuers, except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

In addition, an investment company’s policy regarding purchasing securities on margin is not required to be fundamental.  Therefore, the Trust and the Adviser propose that the prohibition on purchasing securities on margin be removed from the Funds’ fundamental policies and the following non-fundamental policy be adopted:

The Funds may not sell securities short or purchase securities on margin, This limitation does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

The proposed fundamental investment restriction relating to underwriting is substantially similar to the current restrictions in that it prohibits each Fund from engaging in underwriting.  The proposed investment restriction, however, clarifies that the Funds may resell portfolio securities that they own and may sell their own shares.  The proposed non-fundamental policy is substantially similar to the current fundamental policy. Non-fundamental policies may be changed without a shareholder vote.  Adoption of the proposed investment restriction is not anticipated to introduce additional material risk to the Funds or to affect the way the Funds are managed.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the Proposal 4.

PROPOSAL 5

Approval of an Amendment to Each Fund’s

Fundamental Policy Regarding Real Estate

The 1940 Act requires that an investment company’s restriction regarding investments in real estate be fundamental.  An investment company is not prohibited by the 1940 Act from investing in real estate, either directly or indirectly.  The current fundamental investment restrictions relating to real estate generally prohibit the Funds from investing in real estate, although most Funds may invest in marketable securities secured by real estate or interests therein or issued by companies or other entities that invest in real estate or interests therein.

Each Fund’s current fundament policy regarding real estate is as follows:

The Funds may not:

Purchase or sell real estate, commodities or commodity contracts (other than futures contracts for the purposes and under the conditions described in the prospectus and SAI.

The proposed amended fundamental investment restriction regarding real estate is as follows:

The Funds may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

The proposed investment restriction is substantially the same as the Funds’ current restriction, except that it clarifies that the Funds may invest in securities that are related to or secured by real estate, such as mortgage-backed securities or loan participations.  The Funds currently have no plans to invest in such securities, but would like to the flexibility to so do should the opportunity arise.  Adoption of the proposed investment restriction is not anticipated to introduce additional material risk to the Funds or to affect the way the Funds are managed.

In addition, the Trust and the Adviser recommend that the Funds’ policy regarding investments in commodities be separate from the policy regarding real estate.  The proposed fundamental policy regarding commodities is discussed in Proposal 6.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the Proposal 5.

PROPOSAL 6

Approval of an Amendment to Each Fund’s

Fundamental Policy Regarding Commodities

Under the 1940 Act, an investment company’s policy relating to the purchase and sale of commodities must be fundamental.  Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, are considered to be commodities under certain circumstances.  Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance investment returns.

The Funds currently do not have a stand-alone policy regarding investments in commodities; rather, the policy is combined with the Funds’ policy on real estate, as discussed in Proposal 5.

The proposed amended fundamental investment restriction regarding commodities is as follows:

The Funds may not:

Purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The proposed commodities restriction is substantially the same as the Funds’ current restrictions, except that it expressly references the categories of investments that are excepted from coverage of the restriction.  A Fund may potentially be subject to some additional costs and risks inherent in investing in futures, options on futures and other derivatives, including losses if the prices of its futures and options on futures positions are poorly correlated with its other investments, or if the Fund cannot close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options on futures transactions, and these transactions could significantly increase the Fund’s turnover rate.  The Funds currently are subject to these risks to the extent that they enter into futures contracts.  No Fund currently anticipates changing its current practices with respect to such investments and the proposed revision is not expected to affect the way the Funds are managed.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the Proposal 6.

PROPOSAL 7

Approval of an Amendment to Each Fund’s

Fundamental Policy Regarding Concentration

Under the 1940 Act, an investment company must adopt a fundamental policy regarding concentration of investments in the securities of companies in any particular industry.  The SEC staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its net assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries.  An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so, and the SEC staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future.

Each Fund’s current fundament policy regarding concentration is as follows:

The Funds may not:

Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (This restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

The proposed amended fundamental investment restriction regarding concentration is as follows:

The Funds may not:

Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.

The proposed standardized concentration restriction is substantially the same as the Funds’ current restrictions, except that (i) it modifies and standardizes the asset measure by which concentration is assessed from “25% or more” to “more than 25%”; and (ii) it expressly references, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from the coverage of the restriction.  Adoption of the proposed investment restriction is not anticipated to introduce additional material risk to the Funds or to affect the way the Funds are managed.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the Proposal 7.

PROPOSAL 8

Approval of an Amendment to Each Fund’s

Fundamental Policy Regarding Senior Securities

The 1940 Act requires an investment company to have an investment policy describing its ability to issue senior securities.  A “senior security” is an obligation of an investment company that takes precedence over the claims of shareholders with respect to the company’s earnings or assets.  The 1940 Act generally prohibits an open-end investment company from issuing senior securities in order to limit the company’s ability to use leverage.  In general, leverage occurs when an investment company borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow an open-end investment company under certain conditions to engage in a certain types of transactions that might otherwise be considered to create “senior securities,” such as, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the open-end investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).  According to SEC staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end investment company must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations; or (ii) otherwise cover such obligation, in accordance with guidance from the SEC.  This procedure limits the amount of an investment company’s assets that may be invested in these types of transactions and the company’s exposure to the risks associated with senior securities.

Each Fund’s current fundament policy regarding senior securities is as follows:

The Funds may not:

Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

The proposed amended fundamental investment restriction regarding senior securities is as follows:

The Funds may not:

Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The proposed restriction would permit a Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption or interpretation thereunder issued by the SEC.  The proposed restriction also would clarify that the Funds may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions, futures, permitted borrowings, short sales and the other investments and strategies previously carved out by the SEC.

None of the Funds has any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities.  Therefore, the Board of Trustees and the Adviser do not anticipate that amending the current restrictions will result in additional material risk to any Fund.  Any additional risks to which a Fund may be exposed would also be limited by the restrictions on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.  Also, notwithstanding the flexibility provided by the proposed fundamental investment restriction, any material change in a Fund’s investment strategy would need to be approved by the Board.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the Proposal 8.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a series of The Boston Trust & Walden Funds, an open-end investment management company organized as a Massachusetts business trust on January 8, 1992. Prior to August 1, 2011, the Trust was known as The Coventry Group. The Trust’s principal executive offices are located at 3435 Stelzer Road, Columbus, OH 43219.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  The Trust currently retains Boston Trust Investment Management, Inc., One Beacon Street, 33rd Floor, Boston, MA 02108 as the Fund’s investment adviser.  Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 is the Trust’s administrator and sub-transfer agent and provides certain fund accounting services.  Boston Trust & Investment Management Company, One Beacon Street, 33rd Floor, Boston, MA 02108 serves as transfer agent and dividend disbursing agent and is the Fund’s custodian.  BHIL Distributors, Inc., 4041 N. High Street, Suite 402, Columbus, Ohio 43214, is the Trust’s principal underwriter.

THE PROXY

The Board of Trustees is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy card for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees, and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Name of Fund	Shares Outstanding
Boston Trust Asset Management Fund
Boston Trust Equity Fund
Boston Trust Midcap Fund
Boston Trust SMID Cap Fund
Boston Trust Small Cap Fund
Walden Asset Management Fund
Walden Equity Fund
Walden Midcap Fund
Walden SMID Cap Innovations Fund
Walden Small Cap Innovations Fund

Only shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  The presence, in person or by proxy, of the holders of a majority of the shares of a Fund entitled to vote is necessary to constitute a quorum at the Meeting.

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

Approval of Proposals 2 through 8 require the affirmative vote of “majority of the outstanding voting securities” of each Fund.  The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less. This means that Proposals 2 through 8 may be approved by less than a majority of the outstanding shares of each the Boston Trust Funds and Walden Funds, provided a quorum is present at the Meeting.

Shareholders in each Fund will vote separately on Proposals 2 through 8.  If Proposals 2 through 8 are approved by the shareholders of a Fund, the changes will be effective for that Fund as of the date that shareholders are notified that the changes will be made through either (i) a supplement to the prospectus and/or SAI or (ii) revisions to such documents at the time of the annual update to the Fund’s registration statement.  If shareholders of any Fund fail to approve any of Proposals 2 through 8, none of the changes contemplated by Proposals 2 through 8 will be effective for that Fund.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal.  In addition, under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of special meetings).  The NYSE does not consider the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholder’s rights or privileges.  Consequently, brokers holding shares of the Fund on behalf of clients may vote on the proposals absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum and votes against a proposal.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion.  Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.  In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders.  At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed.  If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.  The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

Name of Fund	Name and Address of Beneficial Owner	Nature of Ownership	Percentage of Outstanding Shares of the Fund

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  Ms. Santini is a Senior Vice President and Senior Portfolio Manager of Boston Trust & Investment Management Company (the “Bank”) and Ms. Soumerai is a Senior Vice President of the Bank, which has discretionary voting and investment authority over Fund shares held in client discretionary accounts.  Ms. Santini also owns over 10% of the outstanding shares of BTIM, Corp., the holding company for the Bank.  Ms. Soumerai serves as the Chairperson of the Bank’s Corporate Governance Committee, which establishes proxy voting policy for the Bank and oversees the discharge of the Bank’s responsibility to vote proxies for its client accounts.  As a result, Ms. Santini, Ms. Soumerai and/or the Bank may be deemed to have control over certain Funds.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, there were no Trustees, Nominees or officers of the Trust who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Trust’s Secretary, 100 Summer Street, Suite 1700, Boston, MA 02110.  Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders.  The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this proxy solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting, which is anticipated to total between $15,000 and $17,000, will be borne equally by the Trust and the Adviser.  In addition to solicitation by mail, solicitations also may be made by email, facsimile transmission (“fax”) or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward proxy materials to the beneficial owners of the shares of record.  The [Adviser/Trust] may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition officers and employees of the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, fax, email and personal interviews.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, The Boston Trust & Walden Funds, 100 Summer Street, Boston, MA 02108.

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are

receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call [800                        ] or write to [                                  ].

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at www.btim.com.

BY ORDER OF THE BOARD OF TRUSTEES

LUCIA B. SANTINI

President

Dated [                          ], 2013

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL[ 800                      ].

THE BOSTON TRUST & WALDEN FUNDS

SPECIAL MEETING OF SHAREHOLDERS

May 24, 2013

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Curtis Barnes as proxy, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of The Boston Trust & Walden Funds (the “Trust”) to be held at the law offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, Ohio 43215 on May 24, 2013 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest (“Shares”) on the proposals set forth on the reverse regarding: (i) the election of two Trustees to the Board of Trustees, (ii) the approval of amendments to the Funds’ fundamental policies and (iii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature(s) (Sign in the Box)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.btim.com.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

1.	To elect the following two individuals as Trustees:	☐	☐	☐

(1) Lucia B. Santini

(2) Heidi Soumerai

2.	To approve an amendment to each Fund’s fundamental policy regarding loans.	☐	☐	☐

3.	To approve an amendment to each Fund’s fundamental policy regarding borrowing.	☐	☐	☐

4.	To approve an amendment to each Fund’s fundamental policy regarding underwriting.	☐	☐	☐

5.	To approve an amendment to each Fund’s fundamental policy regarding purchases of real estate.	☐	☐	☐

6.	To approve an amendment to the Fund’s fundamental policy regarding commodities.	☐	☐	☐

7.	To approve an amendment to each Fund’s fundamental policy regarding concentration.	☐	☐	☐

8.	To approve an amendment to each Fund’s fundamental policy regarding the issuance of senior securities.	☐	☐	☐

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

VOTE BY PHONE:

1.                                      Read the Proxy Statement and have this card on hand

2.                                      Call toll-free 800-[                      ]

3.                                      Follow the recorded instructions

4.                                      Do not return this paper ballot

VOTE BY MAIL:

1.                                      Read the Proxy Statement

2.                                      Check the appropriate boxes on the reverse side

3.                                      Sign and date the Proxy Card

4.                                      Return the Proxy Card in the enclosed postage-paid envelope